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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 26, 1999


                              ICHOR CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)


             000-25132                                 25-1741849
     (Commission File Number)             (I.R.S. Employer Identification No.)


     Suite 1250, 400 Burrard Street, Vancouver, British Columbia  V6C 3A6
       (Address of principal executive offices, including postal code)


                                (604) 683-5767
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

The Corporation has received notice that its securities no longer qualify for inclusion on the Nasdaq SmallCap Market and that, subject to appeal, its securities will be withdrawn from trading through Nasdaq. The Corporation believes that it fully meets all Nasdaq listing requirements and intends to appeal the decision. The appeal by the Corporation will allow it to maintain its listing pending a final determination.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   ICHOR CORPORATION

                                                   By:  /s/ Roy Zanatta
                                                   --------------------
                                                   Roy Zanatta
                                                   Secretary


Date:  October 26, 1999